                                                                       EXECUTION

                                                                    Exhibit 10.3

                         SIXTH AMENDMENT AND WAIVER TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                                 April 7, 2000

          Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of September 13, 1999 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), by and among Vencor, Inc., a Delaware corporation ("Vencor"), and Vencor Operating, Inc., a Delaware corporation ("Vencor Opco"), each as debtor and debtor-in-possession, and each of Vencor's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary, Vencor and Vencor Opco individually referred to herein as a "Borrower" and, collectively, on a joint and several basis, as the "Borrowers"); the Lenders listed on the signature pages thereof; and Morgan Guaranty Trust Company of New York, as arranger, collateral agent and administrative agent (in such capacity, "Administrative Agent") for the Lenders, and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

          Borrowers have (i) advised Lenders that Borrowers are not in compliance with Section 6.04 of the DIP Credit Agreement requiring a minimum Net Amount of Eligible Accounts of $350,000,000, and (ii) requested that Lenders (a) waive any Event of Default in connection with Borrowers' failure to maintain the requisite minimum Net Amount of Eligible Accounts, (b) amend certain financial covenants, and (c) make certain other amendments to the DIP Credit Agreement, in each case as more fully set forth below. Accordingly:

          1. The undersigned Lenders hereby waive, for all periods through but excluding the Sixth Amendment Effective Date (as defined below), compliance with the provisions of Section 6.04 of the DIP Credit Agreement which requires that Borrowers not permit the Net Amount of Eligible Accounts at any time to be less than $350,000,000; provided that Borrowers, as of the
                                            --------
     Sixth Amendment Effective Date (as defined below) are in compliance with the requirements of Section 6.04 as amended by this Sixth Amendment.

          2.   Borrowers and the undersigned Lenders hereby agree that:

               (i) the definition of "Permitted Encumbrances" in Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the reference to "$5,000,000" contained in subparagraph (d) thereof and substituting therefor "$10,000,000"; and

               (ii) Section 6.04 of the DIP Credit Agreement is hereby amended by deleting the reference to "$350,000,000" contained therein and substituting therefor "$300,000,000".

          3. In partial recognition of the substantial additional administrative services being performed by the Administrative Agent, the parties hereto agree that Section 2.06(c) of the DIP Credit Agreement is hereby amended to increase such Agent's monthly fee to $25,000 effective beginning with the payment due on the last Business Day of April 2000.

          On and after the Sixth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit Agreement, shall mean and be a reference to the DIP Credit Agreement as amended by this Sixth Amendment and Waiver to Debtor-In-Possession Credit Agreement (this "Sixth Amendment"; the DIP Credit Agreement, as so amended, being the "Amended Agreement").

          Without limiting the generality of the provisions of Section 11.05 of the DIP Credit Agreement, the waiver and the amendments set forth in paragraphs 1 and 2 above shall be limited precisely as written, and nothing in this Sixth Amendment shall be deemed to (a) constitute a waiver of compliance by Borrowers with respect to (i) Section 6.04 of the DIP Credit Agreement in any other instance or (ii) any other term, provision or condition of the DIP Credit Agreement or any of such other Financing Documents, or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically waived or amended by this Sixth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, nothing herein shall constitute, and nothing herein shall be construed to create, an extension of the Commitments or an obligation on the part of the Lenders to extend the Commitments beyond the Commitment Termination Date.

          In order to induce Lenders to enter into this Sixth Amendment, each Borrower, by its execution of a counterpart of this Sixth Amendment, represents and warrants that (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Sixth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Sixth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Sixth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or constitute a default under, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or of any agreement or other instrument binding upon it or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Sixth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official, (e) this Sixth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity,

(f) for purposes of the Borrowing Order (i) this Sixth Amendment constitutes a non-material modification of the DIP Credit Agreement and the Financing Documents, and (ii) notice of this Sixth Amendment has been given to and received by counsel to the Committee (as defined in the Borrowing Order), and
(g) after giving effect to this Sixth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Sixth Amendment that would constitute a Default.

          This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Sixth Amendment shall become effective (the date of such effectiveness being the "Sixth Amendment Effective Date") on April 12, 2000; provided that (a) the Borrowers
                                              --------
and Required Lenders shall have executed counterparts of this Sixth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof;
(b) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Davis Polk & Wardwell and Policano & Manzo that are received by Vencor prior to 12:00 Noon (New York City time) on April 12, 2000 have been paid in full; and (c) no objections to this Sixth Amendment have been served on the Administrative Agent by the Committee.

          Pursuant to paragraph 3 of the Borrowing Order, this Sixth Amendment shall become effective upon the Sixth Amendment Effective Date without the need for any further order of the Court and upon compliance with the notice requirement of paragraph 3 of the Borrowing Order and the Committee having submitted no objection thereto.

          THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                  [Remainder of page intentionally left blank]

BORROWERS:
                         Advanced Infusion Systems, Inc.
                         American X-Rays, Inc.
                         C.P.C. of Louisiana, Inc.
                         Community Behavioral Health System, Inc.
                         Community Psychiatric Centers of Arkansas, Inc. Community Psychiatric Centers of California
                         Community Psychiatric Centers of Florida, Inc. Community Psychiatric Centers of Idaho, Inc.
                         Community Psychiatric Centers of Indiana, Inc. Community Psychiatric Centers of Kansas, Inc.
                         Community Psychiatric Centers of Mississippi, Inc. Community Psychiatric Centers of Missouri, Inc. Community Psychiatric Centers of North Carolina, Inc. Community Psychiatric Centers of Oklahoma, Inc. Community Psychiatric Centers of Utah, Inc.
                         Community Psychiatric Centers Properties Incorporated Community Psychiatric Centers Properties of Oklahoma,
                            Inc.
                         Community Psychiatric Centers Properties of Texas, Inc. Community Psychiatric Centers Properties of Utah, Inc. Courtland Gardens Health Center, Inc.
                         CPC Investment Corp.
                         CPC Managed Care Health Services, Inc.
                         CPC of Georgia, Inc.
                         CPC Properties of Arkansas, Inc.
                         CPC Properties of Illinois, Inc.
                         CPC Properties of Indiana, Inc.
                         CPC Properties of Kansas, Inc.
                         CPC Properties of Louisiana, Inc.
                         CPC Properties of Mississippi, Inc.
                         CPC Properties of Missouri, Inc.
                         CPC Properties of North Carolina, Inc.
                         First Rehab, Inc.
                         Florida Hospital Properties, Inc.
                         Health Care Holdings, Inc.
                         Health Care Technology, Inc.
                         Helian ASC of Northridge, Inc.
                         Helian Health Group, Inc.
                         Helian Recovery Corporation
                         Homestead Health Center, Inc.
                         Horizon Healthcare Services, Inc.
                         Interamericana Health Care Group

                         J.B. Thomas Hospital, Inc.
                         Lafayette Health Care Center, Inc.
                         MedEquities, Inc.
                         Medisave of Tennessee, Inc.
                         Medisave Pharmacies, Inc.
                         Old Orchard Hospital, Inc.
                         Palo Alto Surgecenter Corporation
                         Peachtree-Parkwood Hospital, Inc.
                         PersonaCare, Inc.
                         PersonaCare Living Center of Clearwater, Inc. PersonaCare of Bradenton, Inc.
                         PersonaCare of Clearwater, Inc.
                         PersonaCare of Connecticut, Inc.
                         PersonaCare of Georgia, Inc.
                         PersonaCare of Huntsville, Inc.
                         PersonaCare of Little Rock, Inc.
                         PersonaCare of Ohio, Inc.
                         PersonaCare of Owensboro, Inc.
                         PersonaCare of Pennsylvania, Inc.
                         PersonaCare of Pompano East, Inc.
                         PersonaCare of Pompano West, Inc.
                         PersonaCare of Reading, Inc.
                         PersonaCare of San Antonio, Inc.
                         PersonaCare of San Pedro, Inc.
                         PersonaCare of Shreveport, Inc.
                         PersonaCare of St. Petersburg, Inc.
                         PersonaCare of Warner Robbins, Inc.
                         PersonaCare of Wisconsin, Inc.
                         PersonaCare Properties, Inc.
                         ProData Systems, Inc.
                         Recovery Inns of America, Inc.
                         Respiratory Care Services, Inc.
                         Stamford Health Facilities, Inc.
                         THC-Chicago, Inc.
                         THC-Hollywood, Inc.
                         THC-Houston, Inc.
                         THC-Minneapolis, Inc.
                         THC-North Shore, Inc.
                         THC-Orange County, Inc.
                         THC-San Diego, Inc.
                         THC-Seattle, Inc.
                         TheraTx Healthcare Management, Inc.
                         TheraTx Health Services, Inc.
                         TheraTx Management Services, Inc.
                         TheraTx Medical Supplies, Inc.
                         TheraTx Rehabilitation Services, Inc.
                         TheraTx Staffing, Inc.

                         Transitional Hospitals Corporation, a Delaware
                            Corporation
                         Transitional Hospitals Corporation, a Nevada
                            Corporation
                         Transitional Hospitals Corporation of Indiana, Inc. Transitional Hospitals Corporation of Louisiana, Inc. Transitional Hospitals Corporation of Michigan, Inc. Transitional Hospitals Corporation of Nevada, Inc. Transitional Hospitals Corporation of New Mexico, Inc. Transitional Hospitals Corporation of Tampa, Inc. Transitional Hospitals Corporation of Texas, Inc. Transitional Hospitals Corporation of Wisconsin, Inc. Tucker Nursing Center, Inc.
                         Tunstall Enterprises, Inc.
                         VC-OIA, Inc.
                         VC-TOHC, Inc.
                         VC-WM, Inc.
                         Vencare, Inc.
                         Vencare Rehab Services, Inc.
                         Vencor Facility Services, Inc.
                         Vencor Holdings, L.L.C.
                         Vencor Home Care Services, Inc.
                         Vencor Hospice, Inc.
                         Vencor Hospitals East, L.L.C.
                         Vencor Hospitals West, L.L.C.
                         Vencor, Inc.
                         Vencor Insurance Holdings, Inc.
                         Vencor Investment Company
                         Vencor Nevada, L.L.C.
                         Vencor Nursing Centers East, L.L.C.
                         Vencor Nursing Centers Central L.L.C.
                         Vencor Nursing Centers North, L.L.C.
                         Vencor Nursing Centers South, L.L.C.
                         Vencor Nursing Centers West, L.L.C.
                         Vencor Operating, Inc.
                         Vencor Pediatric Care, Inc.
                         Vencor Provider Network, Inc.
                         Ventech Systems, Inc.

                         BY:  Vencor Operating, Inc., as agent and attorney-in-
                                fact for each of the foregoing entities

                                By: ___________________________________
                                Name:
                                Title:

                         Stamford Health Associates, L.P.

                         BY:  Stamford Health Facilities, Inc., Its General
                               Partner

                              By: __________________________________
                              Name:
                              Title:


                         Vencor Home Care and Hospice Indiana Partnership

                         BY:  Vencor Home Care Services, Inc., Its General
                               Partner

                              By: __________________________________
                              Name:
                              Title

                         BY:  Vencor Hospice, Inc., Its General Partner

                              By: __________________________________
                              Name:
                              Title:

                         Vencor Hospitals Limited Partnership

                         BY:  Vencor Operating, Inc., Its General Partner

                              By: __________________________________
                              Name:
                              Title:

                         BY:  Vencor Nursing Centers Limited Partnership, Its
                               General Partner

                              BY: Vencor Operating, Inc., Its General
                                  Partner

                                  By: _________________________
                                  Name:
                                  Title:

                         Vencor Nursing Centers Central Limited Partnership

                         BY:  Vencor Operating, Inc., Its General Partner

                              By: __________________________________
                              Name:
                              Title:

                         BY:  Vencor Nursing Centers Limited Partnership, Its
                               General Partner

                              BY: Vencor Operating, Inc., Its General Partner

                               By: _________________________
                               Name:
                               Title:

                         Vencor Nursing Centers Limited Partnership

                         BY:  Vencor Operating, Inc., Its General Partner

                              By: __________________________________
                              Name:
                              Title:

                         BY:  Vencor Hospitals Limited Partnership, Its
                               General Partner

                              BY: Vencor Operating, Inc., Its General Partner


                                  By: ______________________
                                  Name:
                                  Title:

AGENTS AND LENDERS:

                                  MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Arranger, Collateral Agent and Administrative Agent and as a Lender


                                  By:_________________________________________
                                        Name:
                                        Title:

                         ABLECO FINANCE LLC, as a Lender


                         By: _______________________________________
                             Name:
                             Title:

                         APPALOOSA INVESTMENT LIMITED
                         PARTNERSHIP I, as a Lender


                         By:  ______________________________
                              Name:
                              Title:

                         BANKERS TRUST COMPANY, as a Lender


                         By:  ______________________________
                              Name:
                              Title:

                         CHASE SECURITIES INC, AS AGENT FOR THE
                         CHASE MANHATTAN BANK, as a Lender


                         By:  _________________________________
                              Name:
                              Title:

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                         Lender


                         By:  ____________________________________
                              Name:
                              Title:

                         PARIBAS, as a Lender


                         By:  ___________________________________
                              Name:
                              Title:


                         By:  ___________________________________
                              Name:
                              Title:

                         VAN KAMPEN PRIME RATE INCOME TRUST, as a
                         Lender

                         By:  VAN KAMPEN INVESTMENT ADVISORY CORP.


                              By:  _______________________________
                                   Name:
                                   Title:

                         FRANKLIN MUTUAL ADVISERS LLC, as a Lender



                         By:  ____________________________________
                              Name:
                              Title:

                         FRANKLIN FLOATING RATE TRUST, as a Lender



                         By:  ____________________________________
                              Name:
                              Title:

                         FOOTHILL CAPITAL CORPORATION, as a Lender



                         By:  ____________________________________
                              Name:
                              Title:

                         FOOTHILL INCOME TRUST II, L.P., as a Lender



                         By:  ______________________________________
                              Name:
                              Title:

              ACKNOWLEDGEMENT AND CONSENT OF SUBSIDIARY GUARANTOR

          By its execution of a counterpart of this Sixth Amendment, the undersigned, as a Subsidiary Guarantor under that certain Guaranty Agreement dated as of September 13, 1999 (the "Guaranty") for the benefit of Lenders, and as an Original Lien Grantor under that certain Security Agreement dated as of September 13, 1999 (the "Security Agreement") between the undersigned, the Borrowers and Collateral Agent, as Secured Party, hereby acknowledges that it has read this Sixth Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Sixth Amendment, the obligations of the undersigned under the Guaranty and the Security Agreement shall not be impaired or affected and each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                                   CARIBBEAN BEHAVIORAL HEALTH
                                    SYSTEMS, INC.


                                   By:  _________________________
                                        Name:
                                        Title: